Exhibit 99.1


                            MEDICAL STAFFING NETWORK
                                 HOLDINGS, INC.



Management Presentation
Deutsche Bank Global Services Conference
September 22, 2003

                              Safe Harbor Statement
                              ---------------------

This presentation contains forward-looking statements, including those regarding Medical Staffing Network Holdings, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward-looking statements, which will speak only as of the date of this presentation. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to materially differ from any future results or performance expressed or implied by these forward-looking statements. A description of some of these factors can be found in our Annual Report for 2002, a copy of which has been posted on our website. Medical Staffing Network Holdings, Inc. undertakes no obligation to publicly revise these forward-looking statements.

                                Company Overview
                                ----------------

o    Founded in 1998 by members of the current management team

o    Largest provider of per diem nurse staffing in the country

     -    Branch network of over 150 offices

     -    Local, regional and national operations

     - Over 75% of locations developed under highly successful de novo program

o    Broad and diversified base of clients and professionals

     -    Over 7,000 client facilities served

     -    Over 40,000 active professionals in database

o    Diversified service lines provide future growth opportunities

                          ----------------------------



--------------------------------------   -------------------------------------
         Revenue (in millions)            Income from Operations (in millions)

          3 Year CAGR - 50.0%                      3 Year CAGR - 66.7%

     1999                 $94.5              1999                 $4.9

     2000                $178.4              2000                $10.3

     2001                $338.2              2001                $14.5

     2002                $478.8              2002                $37.8

Excludes revenue from the discontinued    Excludes income from the discontinued
 operations of physicians staffing of     operations of physicians staffing of
 $2.0, $3.6, $4.8, $4.7 for the years     $0.1, $0.3, $0.5, $0.1 for the years
    ended 1999, 2000, 2001, 2002,           ended 1999, 2000, 2001, 2002,
             respectively                             respectively


--------------------------------------   -------------------------------------

                          ----------------------------



-------------------------------             ------------------------------------
     Revenue (in millions)                  Income from Operations (in millions)



1H 2002                  $216.1              1H 2002                       $18.8

1H 2003                  $281.5              1H 2003                       $12.5



-------------------------------             ------------------------------------

                            Recent Market Conditions
                            ------------------------

The temporary healthcare staffing industry's long-term future appears solid. The industry is currently experiencing softness in demand due to:


o    Hospitals are currently relying on increased utilization of full-time staff
     - consequences are more overtime and higher patient loads

o    Less demand due to lower than anticipated hospital admissions

o Unemployment rate greater than 6% (near 9 year high) - full-time staff are currently accepting more stressful working conditions

                        Long-Term Industry Growth Drivers
                        ---------------------------------

o Significant increase in utilization of healthcare services as baby boomer population ages

o Hospitals require a variable labor pool to deal with fluctuations in census levels

o Significant burn out of full-time nursing professionals drives turnover and increases utilization of temporary staff

o Increased staffing levels due to new staffing ratio and overtime legislation in a number of states

o    Long-term imbalance between supply and demand

                           Supply - Demand Imbalance
                           -------------------------



---------------------------------    ------------------------------------------
   American Population Over 65          Registered Nurse Shortage Projection
          (in millions)                            (in millions)



                                        Year           Supply         Demand

     2000                 34.5          2000            1.89           2.00

     2005                 36.4          2005            2.01           2.16

     2010                 39.7          2010            2.07           2.34

     2015                 46.0          2015            2.06           2.56

     2020                 53.7          2020            2.00           2.81


 Source: U.S. Census Bureau,            Source: U.S. Department of Health and
Population Projections Bureau,           Human Services, National Center for
       January 13, 2000                 Health Workforce Analysis, July 2002


---------------------------------    ------------------------------------------

                               Industry Overview
                               -----------------

Temporary Healthcare Staffing Is Projecting Solid Growth

                                      Amount
               Year                (in billions)              Y/Y Growth
               ----                -------------              ----------
               2001                      $9.1                    26.4%
               2002                     $11.4                    25.2%
               2003E                    $11.0                   (3.5)%
               2004E                    $11.6                     5.5%
               2005E                    $12.7                     9.5%
               2006E                    $14.0                    10.2%

CAGR 9.5%

Source:  Staffing Industry Analysts, Inc.

                        Nurse Staffing Industry Overview
                        --------------------------------

          PER DIEM NURSING (Largely fragmented)
          ----------------

          Market Size:             Estimated $6.5 billion in 2002
                                   57% of total healthcare staffing

          Market Concentration:    Top 7 Companies = 25%

          Nurse Availability:      Large pool of available nurses



          TRAVEL NURSING (Highly consolidated)
          --------------

          Market Size:             Estimated $1.9 billion in 2002
                                   17% of total healthcare staffing

          Market Concentration:    Top 2 Companies = 72%

          Nurse Availability:      Limited pool - generally young and/or
                                   unmarried

          "It's estimated that 70% of nurses are married & have or will switch from full-time to part-time employment"
                         Peter Buerhaus, Ph.D., RN, FAAN

                   Full-Service Healthcare Staffing Provider
                   -----------------------------------------

o    Per diem nursing (71% of 1H 2003 revenues; #1 market share)

     -    Assignments range from one shift to thirteen weeks

     -    Primarily serve acute care hospitals

o    Allied staffing (17% of 1H 2003 revenues)

     - Specialize in diagnostic imaging and radiology technicians, clinical laboratory technicians, therapy specialties and health information management staff

o    Travel nursing (12% of 1H 2003 revenues)

     -    Assignment length is typically 13 weeks

     - Synergistic opportunity to capture travel nurses into per diem pool at end of travel assignments

                       Emerging Trend Toward Consolidating
                                Per Diem Vendors
                                ----------------

o The healthcare industry has consolidated the vendor base for most of its services and products

o 75% of per diem staffing services are provided by thousands of independent, inefficient and geographically limited vendors

o Clients are showing growing interest in consolidating the number of vendors in an effort to reduce administrative / procurement costs, improve quality of service and standardize credentialing of supplemental nurses

o With the largest national footprint, a superior IT platform and other clear competitive advantages, MSN is uniquely positioned to capitalize on this developing trend

                         Allied Division Diversification
                         -------------------------------


Leading provider of Allied services

Core Allied Specialties
     o    Radiology
     o    Laboratory
     o    Respiratory Therapy

New Specialties Added in 2002 and 2003
     o    Pharmacy
     o    Physical Therapy
     o    Local Surgical Technicians

Future Potential Diversification
     o    Speech Therapy
     o    Medical Record Technicians
     o    Occupational Therapy

                              Competitive Strengths
                              ---------------------

o    Largest Network and Leading Brand Name

     -    Largest provider of per diem nurse staffing in the country

     - Uniquely able to address needs of regional and national hospital groups as they embrace vendor consolidation

     - Widely recognized as high quality by healthcare providers and professionals

o Advanced Information Systems Capability - in a market where the typical competitor ("Mom & Pop") is not employing automated systems

     -    MSN IT Application allows for:

          o    Same day pay to healthcare staff

          o    MSN/Visa Debit Pay Card

          o    Automatic matches of staff and client orders

          o Ability to network together individual branch databases to address needs of regional clients

                        ---------------------------------

o    Proven ability to enter new markets through well developed de novo program

o    Capacity to continue to add new service lines within Allied Healthcare

o    Management expertise and well-developed, scaleable infrastructure

o Diversified service lines allow clients "one-stop" shopping and easier implementation of vendor consolidation

                          Current Strategic Initiatives
                          -----------------------------

o    Vendor on Premise (VOP)

     - Provide on-site management for all of a client's healthcare staffing needs

o    Vendor Management Service / Preferred Provider Program

     - Provide clients with tools to efficiently broadcast and manage their temporary staffing orders

     - As Preferred Provider, MSN gains majority of client's business and commits priority allocation of nursing pool to client

o    Branch-in-Branch (BiB)

     - Offer certain allied services at a local level through our existing per diem branch network

     - 1H 2003 revenues from our BiB allied operations have more than doubled from 1H 2002

                    -----------------------------------------

o    Pharmacy

     -    Growing sector within the healthcare staffing industry

     - Rapid expansion of retail drug stores - executed provider agreements with leading retail pharmacies

o    Travel nurse staffing

     -    Expanded presence in travel nurse staffing sector

     - 1H 2003 revenues from travel nurse staffing have more than doubled from 1H 2002

o Core growth initiatives - de novo program and Allied BiB on hold until demand strengthens